UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22610

THE HARTFORD ALTERNATIVE STRATEGIES FUND
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31st

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Alternative Strategies Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Alternative Strategies Fund inception 09/30/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to outperform the Consumer Price Index (CPI) over a full market cycle while maintaining a low correlation to the broad equity markets.

Performance Overview 9/30/11 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class Y.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Alternative Strategies Y	1.23%	-1.42%	3.44%
Bank of America Merrill Lynch USD 3-Month LIBOR Index	0.13%	0.27%	0.37%

†	Not Annualized
▲	Inception: 09/30/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch USD 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

2

The Hartford Alternative Strategies Fund

Manager Discussion

April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Alternative Strategies Class Y	0.65%	0.65%

*	As shown in the Fund's most recent annual report dated October 31, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class Y shares of The Hartford Alternative Strategies Fund returned 1.23% for the six-month period ending April 30, 2014, outperforming the Fund’s benchmark the Bank of America Merrill Lynch USD 3-Month LIBOR Index, which returned 0.13% for the same period.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

Commodities gained during the period, though results were mixed with two of the four commodity sectors recording positive returns. Energy and Agriculture and Livestock commodities sectors posted positive returns. Industrial metals commodities, particularly copper and aluminum, and precious metals commodities, particularly silver and gold posted negative returns during the period. Falling silver and gold prices pushed precious metals commodities lower. Agriculture-related commodities, in particular coffee, soybeans, and cotton, outperformed the broader commodities market.

The Fund can invest in different asset classes, including equities, fixed income, currencies, and commodities. Benchmark-relative outperformance during the period was driven primarily by exposure to inflation-linked bonds, currency, and commodities. Short term tactical positions were also additive. Within inflation-linked bonds a position in longer-dated TIPS and Mexican inflation-linked bonds contributed to benchmark-relative returns. Positive benchmark relative results within currency were driven by a long position in the Indian Rupee and a short position in the Canadian dollar. The Fund’s exposure to commodities, achieved via exchange traded funds, also added to relative returns during the period.

Tactical positions in European, U.S., and Taiwanese equities, achieved via futures, added to benchmark-relative returns during the period. These results were partially offset by negative results from opportunistic positions in Korean equities and short exposure to African and Australian equities, achieved via futures.

What is the outlook?

Throughout the quarter, valuations started to improve in some of the inflation sensitive assets that had previously appeared expensive. We continue to hold exposure to break-evens. Although inflation expectations were up during the quarter, we continue to believe that expectations are too low with our models predicting inflation around 2.5% for the upcoming year, well above current breakeven rates priced into the market.

We continue to hold exposure consistent with our macro view and pro-cyclical positioning through long equity positions primarily in Europe, Korea and Taiwan.

The Fund ended the period positioned with long currency exposure to the Indian rupee and Mexican peso, which was offset by short exposure to the Japanese yen and the Euro, in line with our valuation models following EM currency selloffs in 2013.

3

The Hartford Alternative Strategies Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

We continue to monitor the trend structure and valuation among risk assets and continue to assess other opportunities across our opportunity set.

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Aa / AA	18.4%
A	7.7
Baa / BBB	0.9
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	66.9
Other Assets and Liabilities	5.3
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	8.9%
Exchange Traded Funds	7.0
Warrants	0.3
Total	16.2%
Fixed Income Securities
Corporate Bonds	0.8%
Foreign Government Obligations	8.6
U.S. Government Securities	18.4
Total	27.8%
Short-Term Investments	50.7
Purchased Options	0.0
Other Assets and Liabilities	5.3
Total	100.0%

4

The Hartford Alternative Strategies Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 0.8%
		Computer and Electronic Product Manufacturing - 0.8%
		SunEdison Inc
	$653	2.00%, 10/01/2018 ■	$975
	652	2.75%, 01/01/2021 ■	991
			1,966
		Total Corporate Bonds
		(Cost $1,305)	$1,966

Foreign Government Obligations - 8.6%
		Mexico - 7.7%
		Mexican Udibonos
MXN	224,996	4.50%, 11/22/2035	$19,560

		South Africa - 0.9%
		South Africa (Republic of)
ZAR	18,112	5.50%, 12/07/2023	2,295

		Total Foreign Government Obligations
		(Cost $21,920)	$21,855

U.S. Government Securities - 18.4%
U.S. Treasury Securities - 18.4%
		U.S. Treasury Bonds - 6.8%
	$19,450	0.63%, 02/15/2043 ◄╦‡Θ	$17,241

		U.S. Treasury Notes - 11.6%
	28,300	0.13%, 04/15/2018 ◄	29,522

			46,763
		Total U.S. Government Securities
		(Cost $45,727)	$46,763

Common Stocks - 8.9%
		Banks - 1.6%
	1,702	Alpha Bank A.E. ●	$1,649
	1,338	Eurobank Ergasias S.A. ●☼	761
	640	Piraeus Bank S.A. ●	1,510
			3,920
		Capital Goods - 0.0%
	8	Hellenic Technodomiki Tev S.A.	41

		Commercial and Professional Services - 0.5%
	66	Heidrick & Struggles International, Inc.	1,252

		Consumer Durables and Apparel - 0.7%
	94	PanaHome Corp.	625
	100	Sekisui House Ltd.	1,198
			1,823
		Consumer Services - 0.0%
	5	Opap S.A.	87

		Diversified Financials - 0.8%
	148	Hellenic Exchanges - Athens Stock Exchange S.A.	1,749
	68	Uranium Participation Corp. ●	299
			2,048
		Energy - 4.1%
	72	Japan Petroleum Exploration Co., Ltd.	2,690
	114	Motor Oil Hellas Corinth Refineries S.A.	1,439
	102	Superior Energy Services, Inc.	3,356
	188	Trican Well Service Ltd.	2,694
			10,179
		Real Estate - 1.0%
	221	EuroBank Properties REIT	2,554

		Utilities - 0.2%
	126	Tokyo Gas Co., Ltd.	660

		Total Common Stocks
		(Cost $19,750)	$22,564

Exchange Traded Funds - 7.0%
		Utilities - 2.9%
	180	Guggenheim Solar Energy Index	$7,370

		Other Investment Pools and Funds - 4.1%
	398	Powershares DB Commodity Index Tracking Fund ●	10,517

		Total Exchange Traded Funds
		(Cost $17,997)	$17,887

Warrants - 0.3%
		Banks - 0.3%
	331	Alpha Bank A.E.	$777

		Total Warrants
		(Cost $800)	$777

		Total Long-Term Investments Excluding Purchased Options
		(Cost $107,499)	$111,812

Short-Term Investments - 50.7%
Repurchase Agreements - 50.7%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $5,593, collateralized by GNMA 4.00%, 2044, value of $5,705)
	$5,593	0.05%, 4/30/2014	$5,593
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $27,776, collateralized by U.S.
Treasury Bond 3.75% - 11.25%, 2015 - 2043,
U.S. Treasury Note 0.13% - 4.75%, 2014 -
		2024, value of $28,332)
	27,776	0.04%, 4/30/2014	27,776
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $9,828, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $10,024)
	9,828	0.04%, 4/30/2014	9,828

The accompanying notes are an integral part of these financial statements.

5

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 50.7% - (continued)
Repurchase Agreements - 50.7% - (continued)
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $24,338,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$24,825)
$24,338	0.04%, 4/30/2014		$24,338
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $14,795, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $15,091)
14,795	0.05%, 4/30/2014		14,795
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $12,166, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $12,409)
12,166	0.04%, 4/30/2014		12,166
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$33,799, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%,
	2017, value of $34,475)
33,799	0.05%, 4/30/2014		33,799
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $172, collateralized by U.S. Treasury Note 2.13%, 2015, value of $175)
172	0.04%, 4/30/2014		172
			128,467
	Total Short-Term Investments
	(Cost $128,467)		$128,467

	(Cost $235,966)	94.7%	$240,279
	Total Purchased Options
	(Cost $205)	–%	17
	Total Investments
	(Cost $236,171) ▲	94.7%	$240,296
	Other Assets and Liabilities	5.3%	13,319
	Total Net Assets	100.0%	$253,615

The accompanying notes are an integral part of these financial statements.

6

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $236,557 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,968
Unrealized Depreciation	(2,229)
Net Unrealized Appreciation	$3,739

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $575 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts. Securities valued at $160, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $1,966, which represents 0.8% of total net assets.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Θ	This security, or a portion of this security, is designated to cover open OTC options contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Exchange traded options contracts	$3,175	$–
Futures contracts	11,555	–
OTC swaps contracts	–	250
Centrally cleared swaps contracts	355	–
Total	$15,085	$250

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter – party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Put option contracts
DAX Index Option	JPM	EQ	9,165.30 EUR	05/16/14	EUR	577	$11	$92	$(81)
Taiwan Stock Exchange Index Option	GSC	EQ	8,189.20 TWD	05/21/14	TWD	26,948	3	58	(55)
Total put option contracts						27,525	$14	$150	$(136)
Total purchased option contracts						27,525	$14	$150	$(136)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Exchange Traded Option Contracts Outstanding at April 30, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Put option contracts
S&P 500 Index Option	EQ	1,760.00 USD	05/19/14	USD	27	$3	$55	$(52)

* The number of contracts does not omit 000's.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	14	06/16/2014	$1,509	$1,520	$11	$–	$–	$(1)
CAC 40 10 EURO Future	16	05/16/2014	962	986	24	–	–	(1)
Euro STOXX 50 Future	971	06/20/2014	40,085	42,367	2,282	–	–	(81)
FTSE 100 Index Futures	149	06/20/2014	16,325	16,967	642	–	72	–
FTSE/MIB Index Future	30	06/20/2014	4,353	4,472	119	–	–	(40)
German Stock Exchange Future	4	06/20/2014	1,318	1,334	16	–	2	–
IBEX 35 Index Future	4	05/16/2014	564	577	13	–	–	–
KOSPI 200 Index Future	34	06/12/2014	4,214	4,202	–	(12)	–	(20)
MSCI Taiwan Stock Index Future	529	05/29/2014	16,718	16,605	–	(113)	–	(137)
NIKKEI 225 Index Future	18	06/12/2014	2,628	2,504	–	(124)	–	(16)
S&P/TSX 60 Index Future	15	06/19/2014	2,240	2,289	49	–	12	–
Stockholm Stock Exchange Future	16	05/16/2014	327	335	8	–	–	–
TDX ISE National-30 Index Future	81	06/30/2014	340	349	9	–	7	–
U.S. Treasury 10-Year Note Future	124	06/19/2014	15,400	15,428	28	–	52	–
U.S. Treasury 30-Year Bond Future	170	06/19/2014	22,350	22,939	589	–	96	–
Total					$3,790	$(249)	$241	$(296)
Short position contracts:
Australian SPI 200 Index Future	80	06/19/2014	$9,991	$10,161	$–	$(170)	$15	$–
Canadian Government 10-Year Bond Future	106	06/19/2014	12,543	12,665	–	(122)	–	(45)
Euro-BUND Future	52	06/06/2014	10,291	10,427	–	(136)	–	(21)
FTSE China A50 Index Future	88	05/29/2014	588	591	–	(3)	2	–
FTSE/JSE Top 40 Future Index	373	06/19/2014	15,067	15,651	–	(584)	–	(5)
Hang Seng Index Future	35	05/29/2014	5,036	4,929	107	–	104	–
Japan 10-Year Bond Future	69	06/11/2014	97,710	97,809	–	(99)	34	–
Long Gilt Future	159	06/26/2014	29,357	29,619	–	(262)	–	(43)
Mexican Stock Exchange Index Future	580	06/20/2014	17,269	18,080	–	(811)	18	–
Russell 2000 Mini Index Future	71	06/20/2014	8,029	7,978	51	–	–	(55)
S&P 500 (E-Mini) Future	59	06/20/2014	5,463	5,540	–	(77)	–	(18)
SGX S&P CNX NIFTY Future	45	05/29/2014	620	606	14	–	3	–
Tokyo Price Index Future	8	06/12/2014	932	904	28	–	4	–
U.S. Treasury 5-Year Note Future	231	06/30/2014	27,660	27,594	66	–	–	(70)
Total					$266	$(2,264)	$180	$(257)
Total futures contracts					$4,056	$(2,513)	$421	$(553)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.22	CME	USD	7,175	(5.00)%	06/20/19	$(501)	$(498)	$3	$–	$–	$(2)

(a)	The FCM to the contracts is MSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
BOVESPA Index Future	GSC	BRL	722	BOVESPA Index Future	06/18/14	$–	$–	$(4)	$–	$(4)
S&P 500 Consumer Discretionary Sector	DEUT	USD	15,273	1M LIBOR + 0.15%	04/30/15	–	–	–	–	–
S&P 500 Consumer Staples Sector	DEUT	USD	969	1M LIBOR + 0.15%	09/30/14	–	–	(29)	–	(29)
S&P 500 Homebuilders Select Industry	BOA	USD	5,020	1M LIBOR + 0.10%	03/31/15	1	–	68	67	–
S&P US Real Estate Select Industry TR	GSC	USD	10,478	1M LIBOR - 0.90%	01/30/15	2	–	92	90	–
Total						$3	$–	$127	$157	$(33)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	06/18/2014	BCLY	$3,930	$3,907	$–	$(23)
AUD	Buy	06/18/2014	BNP	2,560	2,578	18	–
AUD	Sell	06/18/2014	BCLY	3,610	3,698	–	(88)
AUD	Sell	06/18/2014	HSBC	256	258	–	(2)
AUD	Sell	06/18/2014	MSC	203	209	–	(6)
AUD	Sell	06/18/2014	NAB	1,241	1,233	8	–
AUD	Sell	06/18/2014	NAB	4,042	4,203	–	(161)
AUD	Sell	06/18/2014	UBS	5,116	5,319	–	(203)
BRL	Buy	06/03/2014	GSC	2,494	2,507	13	–
BRL	Sell	06/03/2014	UBS	325	323	2	–
CAD	Buy	06/18/2014	BCLY	2,520	2,545	25	–
CAD	Buy	06/18/2014	BNP	3,833	3,879	46	–
CAD	Buy	06/18/2014	CBK	1,265	1,272	7	–
CAD	Buy	06/18/2014	CBK	2,510	2,509	–	(1)
CAD	Buy	06/18/2014	DEUT	1,276	1,305	29	–
CAD	Buy	06/18/2014	UBS	2,603	2,641	38	–
CAD	Sell	06/18/2014	BCLY	3,924	3,913	11	–
CAD	Sell	06/18/2014	BNP	6,435	6,495	–	(60)
CHF	Buy	06/18/2014	UBS	1,283	1,279	–	(4)
CHF	Sell	06/18/2014	CBK	2,567	2,569	–	(2)
CHF	Sell	06/18/2014	CSFB	1,282	1,279	3	–
CNY	Sell	06/18/2014	CBK	958	942	16	–
COP	Sell	06/18/2014	BOA	2,521	2,557	–	(36)
COP	Sell	06/18/2014	UBS	2,483	2,622	–	(139)
CZK	Buy	06/18/2014	BCLY	1,291	1,300	9	–
CZK	Sell	06/18/2014	CBK	1,293	1,300	–	(7)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	05/08/2014	BOA	$575	$575	$–	$–
EUR	Buy	06/18/2014	DEUT	5,220	5,206	–	(14)
EUR	Buy	06/18/2014	JPM	1,291	1,290	–	(1)
EUR	Buy	06/18/2014	TDS	5,179	5,209	30	–
EUR	Buy	06/18/2014	UBS	5,098	5,101	3	–
EUR	Sell	06/18/2014	BNP	2,566	2,557	9	–
EUR	Sell	06/18/2014	BNP	2,655	2,677	–	(22)
EUR	Sell	06/18/2014	BOA	23,092	23,097	–	(5)
EUR	Sell	06/18/2014	CBK	9,498	9,533	–	(35)
EUR	Sell	06/18/2014	GSC	642	642	–	–
EUR	Sell	06/18/2014	HSBC	2,614	2,630	–	(16)
GBP	Buy	06/18/2014	BCLY	1,287	1,308	21	–
GBP	Buy	06/18/2014	TDS	2,594	2,616	22	–
GBP	Sell	06/18/2014	BOA	1,273	1,293	–	(20)
GBP	Sell	06/18/2014	UBS	2,589	2,631	–	(42)
INR	Buy	06/18/2014	CSFB	245	246	1	–
INR	Buy	06/18/2014	JPM	24,529	25,084	555	–
INR	Sell	06/18/2014	BCLY	589	597	–	(8)
INR	Sell	06/18/2014	BOA	7,617	7,761	–	(144)
INR	Sell	06/18/2014	GSC	363	370	–	(7)
JPY	Buy	06/18/2014	JPM	2,488	2,514	26	–
JPY	Buy	06/18/2014	TDS	3,862	3,841	–	(21)
JPY	Sell	06/18/2014	BCLY	2,529	2,514	15	–
JPY	Sell	06/18/2014	CBK	1,282	1,286	–	(4)
JPY	Sell	06/18/2014	DEUT	1,277	1,278	–	(1)
JPY	Sell	06/18/2014	JPM	24,208	24,461	–	(253)
KRW	Buy	06/18/2014	JPM	5,082	5,284	202	–
KRW	Sell	06/18/2014	BCLY	5,088	5,284	–	(196)
MXN	Buy	06/18/2014	BOA	5,292	5,363	71	–
MXN	Buy	06/18/2014	DEUT	2,547	2,568	21	–
MXN	Sell	06/18/2014	BOA	11,783	11,936	–	(153)
MXN	Sell	06/18/2014	HSBC	7,009	7,024	–	(15)
MXN	Sell	06/18/2014	RBC	1,268	1,267	1	–
MXN	Sell	06/18/2014	TDS	1,301	1,300	1	–
NOK	Buy	06/18/2014	BCLY	2,574	2,600	26	–
NOK	Sell	06/18/2014	BOA	2,554	2,600	–	(46)
NOK	Sell	06/18/2014	TDS	3,825	3,848	–	(23)
NZD	Buy	06/18/2014	BCLY	1,288	1,283	–	(5)
NZD	Buy	06/18/2014	NAB	1,265	1,267	2	–
NZD	Sell	06/18/2014	DEUT	1,268	1,283	–	(15)
NZD	Sell	06/18/2014	TDS	1,272	1,267	5	–
PHP	Buy	06/18/2014	CBK	7,963	7,930	–	(33)
PHP	Sell	06/18/2014	BOA	5,293	5,344	–	(51)
PHP	Sell	06/18/2014	JPM	10,416	10,451	–	(35)
PLN	Buy	06/18/2014	BOA	5,079	5,126	47	–
PLN	Sell	06/18/2014	DEUT	5,129	5,126	3	–
SEK	Buy	06/18/2014	CBK	1,247	1,262	15	–
SEK	Buy	06/18/2014	TDS	3,905	3,901	–	(4)
SEK	Buy	06/18/2014	UBS	6,492	6,365	–	(127)
SEK	Sell	06/18/2014	BCLY	2,629	2,620	9	–
SEK	Sell	06/18/2014	BCLY	1,326	1,327	–	(1)
SEK	Sell	06/18/2014	BNP	7,764	7,627	137	–
SEK	Sell	06/18/2014	BOA	2,557	2,523	34	–
SGD	Buy	06/18/2014	MSC	15,588	15,543	–	(45)
SGD	Sell	06/18/2014	BOA	10,236	10,345	–	(109)
SGD	Sell	06/18/2014	UBS	5,145	5,198	–	(53)
TRY	Buy	06/18/2014	MSC	200	214	14	–
TWD	Sell	06/18/2014	CBK	15,014	15,092	–	(78)
ZAR	Sell	06/18/2014	BCLY	7,591	7,898	–	(307)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
ZAR	Sell	06/18/2014	DEUT	$6,648	$6,808	$–	$(160)
ZAR	Sell	06/18/2014	SSG	326	328	–	(2)
Total						$1,495	$(2,783)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
BOVESPA	Brazilian Securities, Commodities and Futures Exchange
CAC	Cotation Assistee en Continu
CDX.NA.HY	Credit Derivatives North American High Yield

CNX	National Stock Exchange of India
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ISE	International Security Exchange
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPI	Share Price Index
TDX	db-X In-Target Date Fund
TSX	Toronto Stock Exchange

Other Abbreviations:
EQ	Equity
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Alternative Strategies Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Banks	$3,920	$–	$3,920	$–
Capital Goods	41	–	41	–
Commercial and Professional Services	1,252	1,252	–	–
Consumer Durables and Apparel	1,823	–	1,823	–
Consumer Services	87	–	87	–
Diversified Financials	2,048	299	1,749	–
Energy	10,179	7,489	2,690	–
Real Estate	2,554	2,554	–	–
Utilities	660	–	660	–
Total	22,564	11,594	10,970	–
Corporate Bonds	1,966	–	1,966	–
Exchange Traded Funds	17,887	17,887	–	–
Foreign Government Obligations	21,855	–	21,855	–
U.S. Government Securities	46,763	–	46,763	–
Warrants	777	777	–	–
Short-Term Investments	128,467	–	128,467	–
Purchased Options	17	3	14	–
Total	$240,296	$30,261	$210,035	$–
Foreign Currency Contracts*	$1,495	$–	$1,495	$–
Futures*	4,056	4,056	–	–
Swaps - Credit Default*	3	–	3	–
Swaps - Total Return*	157	–	157	–
Total	$5,711	$4,056	$1,655	$–
Liabilities:
Foreign Currency Contracts*	$2,783	$–	$2,783	$–
Futures*	2,513	2,513	–	–
Swaps - Total Return*	33	–	33	–
Total	$5,329	$2,513	$2,816	$–

♦	For the six-month period ended April 30, 2014, investments valued at $173,614 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Alternative Strategies Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $107,704)	$111,829
Investments in repurchase agreements, at market value (cost $128,467)	128,467
Cash	15,305	*†
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	1,495
Unrealized appreciation on OTC swap contracts	157
Receivables:
Fund shares sold	127
Dividends and interest	474
Variation margin on financial derivative instruments	421
OTC swap premiums paid	3
Other assets	4
Total assets	258,282
Liabilities:
Unrealized depreciation on foreign currency contracts	2,783
Unrealized depreciation on OTC swap contracts	33
Payables:
Investment securities purchased	575
Fund shares redeemed	428
Investment management fees	25
Collateral received from broker	250
Variation margin on financial derivative instruments	555
Accrued expenses	18
Total liabilities	4,667
Net assets	$253,615
Summary of Net Assets:
Capital stock and paid-in-capital	$254,981
Undistributed net investment income	1,362
Accumulated net realized loss	(7,242)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,514
Net assets	$253,615

Class Y: Net asset value per share	$10.10
Shares outstanding	25,100
Net assets	$253,615

* Cash of $3,175 was designated to cover open written options at April 30, 2014.

† Cash of $11,910 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Alternative Strategies Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$164
Interest	1,354
Less: Foreign tax withheld	(9)
Total investment income	1,509

Expenses:
Investment management fees	833
Transfer agent fees
Class Y	3
Custodian fees	14
Accounting services fees	28
Board of Trustees' fees	4
Audit fees	15
Other expenses	10
Total expenses (before waivers and fees paid indirectly)	907
Expense waivers	(7)
Commission recapture	(1)
Total waivers and fees paid indirectly	(8)
Total expenses, net	899
Net Investment Income	610
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(6,105)
Net realized loss on purchased option contracts	(328)
Net realized loss on futures contracts	(963)
Net realized loss on written option contracts	(6)
Net realized loss on swap contracts	(1,796)
Net realized gain on foreign currency contracts	1,223
Net realized gain on other foreign currency transactions	186
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(7,789)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,627
Net unrealized depreciation of purchased option contracts	(188)
Net unrealized appreciation of futures contracts	4,661
Net unrealized depreciation of written option contracts	(23)
Net unrealized appreciation of swap contracts	2,524
Net unrealized appreciation of foreign currency contracts	237
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	9,842
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,053
Net Increase in Net Assets Resulting from Operations	$2,663

The accompanying notes are an integral part of these financial statements.

14

The Hartford Alternative Strategies Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$610	$536
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,789)	2,405
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	9,842	(8,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,663	(5,739)
Distributions to Shareholders:
From net investment income
Class Y	(352)	(3,922)
Total from net investment income	(352)	(3,922)
From net realized gain on investments
Class Y	(1,244)	(10,286)
Total from net realized gain on investments	(1,244)	(10,286)
Total distributions	(1,596)	(14,208)
Capital Share Transactions:
Class Y	(133,952)	143,089
Net increase (decrease) from capital share transactions	(133,952)	143,089
Net Increase (Decrease) in Net Assets	(132,885)	123,142
Net Assets:
Beginning of period	386,500	263,358
End of period	$253,615	$386,500
Undistributed (distribution in excess of) net investment income	$1,362	$1,104

The accompanying notes are an integral part of these financial statements.

15

The Hartford Alternative Strategies Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Alternative Strategies Fund (“Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). However, beneficial interests in the Fund are not registered under the Securities Act of 1933, as amended (“1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. The Fund is authorized to issue an unlimited number of shares. The Fund is a diversified open-end management investment company.

Class Y shares of the Fund, which are offered only for investment by other Hartford Funds and/or by 529 Plan investment funds, are sold without a sales charge.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of  the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Fund's Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization

16

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund's Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Fund generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least

17

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Fund's Board of Trustees. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

18

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund's Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Trustees. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

19

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the

20

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2014. The Fund had no outstanding written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	8,400,000	$172
Written	1,093	100
Expired	—	—
Closed	(8,401,093)	(272)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	2,370	52
Expired	(2,370)	(52)
Closed	—	—
Exercised	—	—
End of Period	—	$—
* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund's Board of Trustees. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into

21

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

22

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of April 30, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of April 30, 2014.

23

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$17	$—	$—	$17
Unrealized appreciation on foreign currency contracts	—	1,495	—	—	—	—	1,495
Unrealized appreciation on OTC swap contracts	—	—	—	157	—	—	157
Variation margin receivable *	182	—	—	239	—	—	421
Total	$182	$1,495	$—	$413	$—	$—	$2,090

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,783	$—	$—	$—	$—	$2,783
Unrealized depreciation on OTC swap contracts	—	—	—	33	—	—	33
Variation margin payable *	180	—	2	373	—	—	555
Total	$180	$2,783	$2	$406	$—	$—	$3,371

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1,543 and open centrally cleared swaps cumulative appreciation of $3 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(328)	$—	$—	$(328)
Net realized gain (loss) on futures contracts	(2,473)	—	—	1,505	5	—	(963)
Net realized gain (loss) on written option contracts	—	(150)	—	144	—	—	(6)
Net realized gain (loss) on swap contracts	(180)	—	447	(2,063)	—	—	(1,796)
Net realized gain on foreign currency contracts	—	1,223	—	—	—	—	1,223
Total	$(2,653)	$1,073	$447	$(742)	$5	$—	$(1,870)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$—	$—	$(188)	$—	$—	$(188)
Net change in unrealized appreciation (depreciation) of futures contracts	4,686	—	—	(25)	—	—	4,661
Net change in unrealized depreciation of written option contracts	—	(23)	—	—	—	—	(23)
Net change in unrealized appreciation (depreciation) of swap contracts	1,136	—	(344)	1,732	—	—	2,524
Net change in unrealized appreciation of foreign currency contracts	—	237	—	—	—	—	237
Total	$5,822	$214	$(344)	$1,519	$—	$—	$7,211

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any

24

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$14	$—	$—	$—	$14
Futures contracts - Variation margin receivable	421	(421)	—	—	—
OTC swap contracts at market value	160	(4)	(160)	(250)	—
Unrealized appreciation on foreign currency contracts	1,495	(852)	—	—	643
Total subject to a master netting or similar arrangement	$2,090	$(1,277)	$(160)	$(250)	$657

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$553	$(421)	$—	$(11,555	)†	$—
OTC swap contracts at market value	33	(4)	—	—		29
Swaps contracts - Variation margin payable	2	—	—	(355	)†	—
Unrealized depreciation on foreign currency contracts	2,783	(852)	—	—		1,931
Total subject to a master netting or similar arrangement	$3,371	$(1,277)	$—	$(11,910)		$1,960

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer

25

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$14,031	$3,823
Long-Term Capital Gains ‡	177	2

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

26

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$351
Undistributed Long-Term Capital Gain	1,244
Unrealized Depreciation*	(4,788)
Total Accumulated Deficit	$(3,193)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$626
Accumulated Net Realized Gain (Loss)	(626)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Fund. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

27

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $2 billion	0.500%
On next $2 billion	0.490%
On next $5 billion	0.480%
Over $10 billion	0.470%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class Y
0.65%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class Y	0.65%

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

28

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	61%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$49,886	$11,949	$61,835
Sales Proceeds	109,063	207,154	316,217

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class Y
Shares	2,662	161	(16,232)	(13,409)	16,561	1,381	(3,925)	14,017
Amount	$26,547	$1,596	$(162,095)	$(133,952)	$168,893	$14,208	$(40,012)	$143,089
Total
Shares	2,662	161	(16,232)	(13,409)	16,561	1,381	(3,925)	14,017
Amount	$26,547	$1,596	$(162,095)	$(133,952)	$168,893	$14,208	$(40,012)	$143,089

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund,

29

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Fund's organizational documents, the Fund shall indemnify its officers and trustees to the fullest extent permitted by law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

The Hartford Alternative Strategies Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets
For the Six-Month Period Ended April 30, 2014 (Unaudited)
Y	$10.04	$0.02	$0.10	$0.12	$(0.01)	$(0.05)	$(0.06)	$10.10	1.23	%(D)	$253,615	0.66	%(E)	0.65	%(E)	0.44	%(E)

For the Year Ended October 31, 2013
Y	$10.75	$0.02	$(0.14)	$(0.12)	$(0.16)	$(0.43)	$(0.59)	$10.04	(1.24)%		$386,500	0.65%		0.65%		0.16%

For the Year Ended October 31, 2012 (F)
Y	$10.96	$0.16	$(0.21)	$(0.05)	$(0.13)	$(0.03)	$(0.16)	$10.75	(0.41)%		$263,358	0.66%		0.65%		1.43%

From September 30, 2011 (commencement of operations), through October 31, 2011 (F)
Y(G)	$10.00	$0.02	$0.94	$0.96	$–	$–	$–	$10.96	9.60	%(D)	$260,580	0.65	%(E)	0.65	%(E)	2.11	%(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	38%
For the Year Ended October 31, 2013	149
For the Year Ended October 31, 2012	178
From September 30, 2011 (commencement of operations), through October 31, 2011	5

31

The Hartford Alternative Strategies Fund
Trustees and Officers (Unaudited)

The Board of Trustees of the Fund (the "Trustees") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Each Trustee serves until his or her death, resignation, retirement, removal, incapacity, or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Trustees and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Fund's Trustees, as noted in the chart below, are “interested” persons of the Fund. Each Trustee serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors/Trustees and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Trustee and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to the Fund, principal occupation, and, for Trustees, other directorships held. The Fund’s Statement of Additional Information contains further information on the Trustees and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the trustees of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Trustees who are employed by The Hartford.

Non-Interested Trustees

Lynn S. Birdsong (1946) Trustee since 2011

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Trustee since 2011, Chairman of the Fund since 2011

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Trustee since 2011

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Trustee since 2011

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Trustee since 2011

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

32

The Hartford Alternative Strategies Fund
Trustees and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Trustee since 2011

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Trustee since 2011

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Trustees and Officers

James E. Davey (1964) Trustee since 2012, President and Chief Executive Officer since 2011

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Trustee since 2011

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

33

The Hartford Alternative Strategies Fund
Trustees and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2011

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2011

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2011

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Alternative Strategies Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class Y	$1,000.00	$1,012.30	$3.25	$1,000.00	$1,021.57	$3.26	0.65%	181	365

35

The Hartford Alternative Strategies Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Structured Securities Risk: Structured securities are subject to credit risk; these securities may be difficult to sell because they are typically sold in private placement transactions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Real Estate Related Securities Risk: The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD ALTERNATIVE STRATEGIES FUND

Date: June 13, 2014	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 13, 2014	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: June 13, 2014	By:	/s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller